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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             GENOMETRIX INCORPORATED
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 DELAWARE                               76-0634223
 ---------------------------------------    ---------------------------------
(State of incorporation or organization)    (IRS Employer Identification No.)


             2700 RESEARCH FOREST DRIVE, THE WOODLANDS, TEXAS 77381
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c)(1), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:

                                    333-32584

Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE

Securities to be registered pursuant to Section 12(g) of the Act:


                     COMMON STOCK, $.01 PAR VALUE PER SHARE
                     --------------------------------------
                                (Title of Class)


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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The Registrant incorporates herein by reference the description of the Common Stock to be registered hereunder contained in the section entitled "Description of Capital Stock" of the Prospectus included in the Registrant's Registration Statement on Form S-1, Registration No. 333-32584 (the "Registration Statement"), filed with the Securities and Exchange Commission on March 15, 2000, as amended on April 19, 2000 and May 2, 2000.

Item 2.  EXHIBITS.

         The following exhibits are filed herewith (or incorporated by reference as indicated below):

         (1) Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-32584)

         (2) Amended and Restated Certificate of Incorporation of the Registrant to be effective upon completion of the offering, incorporated by reference to Exhibit 3.2 to the Registrant's Registration
             Statement on Form S-1 (Registration No. 333-32584)

         (3) Bylaws of the Registrant, incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-32584)

         (4) Amended and Restated Bylaws of the Registrant to be effective upon completion of the offering, incorporated by reference to
             Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-32584)

         (5) Form of Common Stock Certificate, incorporated by reference to
             Exhibit 4.1 to the Registrant's Registration of Common Statement on Form S-1 (Registration No. 333-32584)


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            GENOMETRIX INCORPORATED

Dated:  May 2, 2000                         BY: /s/ DAVID E. JORDEN
                                               --------------------------
                                               David E. Jorden
                                               Chief Financial Officer



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